SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report: (Date of earliest event reported): January 9, 2007


                        GENERAL ENVIRONMENTAL CORPORATION
                       ----------------------------------
             (Exact name of Registrant as specified in its charter)


                                     0-33107
                            (Commission file number)

      Delaware                                           84-1080047
----------------------------                 -----------------------------------
(State or other jurisdiction             (I.R.S. Employer Identification Number)
  of incorporation)


                        33 Pine Street, Exeter, NH 03833
                        --------------------------------
               (Address of principal executive offices) (Zip code)


                                 (603) 772-7336
                         (Registrant's telephone number,
                              including area code)

                   ------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions. (see General Instruction A.2. below).

* Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

* Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

* Pre-commencement communications pursuant to Rule 14d-2(b) uner the Exchange Act (17 CFR 240.14d-2(b)).

Item 5.03  Amendment to Articles of  Incorporation  or Bylaws;  Change in Fiscal
           Year

1. On January 9, the Company's shareholders voted to change the Company's state of incorporation from Delaware to Nevada by merging into the Company's wholly-owned Nevada subsidiary.

2. The reverse stock split approved by the shareholders in 2005 will be implemented with the redomiciling from Delaware to Nevada.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            GENERAL ENVIRONMENTAL CORPORATION


January 15, 2007            /s/ Herb Sears
                            --------------------------
                                Herb Sears
                                CEO